PREPAYMENTS AND OTHER CURRENT ASSETS - THIRD PARTIES (Details) - Third parties - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
PREPAYMENTS AND OTHER CURRENT ASSETS
Deductible VAT	$ 46,287	$ 34,523
Prepayments to third-party suppliers	16,554	20,903
Contract costs	2,569	3,492
Deposits	2,726	3,417
Interest receivable	4,721	5,130
Others	4,727	5,222
Less: Allowance for credit losses	(14)	(146)
Total	$ 77,570	$ 72,541